INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 18:-      INCOME TAXES

a.	Israeli taxation:

1.	Corporate tax rate:

Taxable income of the Company is subject to a corporate tax rate as follow: 2014 and 2015 - 26.5% and 2016 – 25%.

On January 5, 2016, the Israeli Parliament officially published the Law for the Amendment of the Israeli Tax Ordinance (Amendment 216), that reduces the corporate tax rate from 26.5% to 25%.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016, which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

2.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

3.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (Law):

The Company has been granted the status of "Privileged Enterprise" according to the Amendment to the Law, for eligible investments ended in 2005, 2007, 2009 and 2012 ("Programs"). Those mentioned years are considered to be the election years for tax benefits under the Law.

In accordance with the Law the Company has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom, the earlier of, a period of 10 years starting in the year in which the Company first generates taxable income or 12 years starting the election year.

As a "Privileged Enterprise" under the Law in Israel, the Company is partly exempt from taxes on income derived from its "Privileged Enterprise," and the Company is obligated to pay taxes on income from other sources, which are not integral to its "Privileged Enterprise".

In addition, it should be noted that certain Israeli subsidiaries have a "Privileged Enterprise" status and are exempt from taxes on income derived from their "Privileged Enterprise" status. The tax consequences of such status are not significant to the Company.

Out of the Company's retained earnings as of December 31, 2016, approximately $223,091 is tax-exempt earnings attributable to its Approved Enterprise and Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track".

On October 27, 2013, the Company agreed to pay to the Israeli Tax Authority approximately $4,000 to free up "trapped profits" in accordance with the Trapped Profits Law. This payment gives the Company flexibility to perform certain future business transactions which apply to profits derived from "Approved Enterprise" or "Privileged Enterprise", up to a limit of approximately $58,172, without incurring any additional Israeli tax.

As of December 31, 2016, if the income attributed to the Approved Enterprise and Privileged Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $59,340, excluding approximately $4,000 that was paid in accordance to the Trapped Profit Low, as mentioned above. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's Board of Directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should the Company fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" and/or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate state above.

4.	Amendments to the Law:

In January 2011, the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011 ("the Amendment") was enacted. The Amendment prescribes, among others, amendments to the Law for the Encouragement of Capital Investments, 1959 ("the Law"). The Amendment became effective as of January 1, 2011. According to the Amendment, the benefit tracks in the Law were modified and a flat tax rate applies to the Company's entire preferred income under its status as a preferred company with a preferred enterprise. Commencing from the 2011 tax year, the Company can elect (without possibility of reversal) to apply the Amendment in a certain tax year and from that year and thereafter, it will be subject to the amended tax rates, as detailed below.

In August 2013, the Law for Changing National Priorities (Legislative Amendments for Achieving Budget Targets for 2013 and 2014), 2013 which includes Amendment 71 to the Law for the Encouragement of Capital Investments ("the Amendment") was enacted. According to the Amendment, the tax rate on preferred income from a preferred enterprise in 2014 and thereafter will be 16% (in development area A - 9%). As for changes in tax rates resulting from the enactment of Amendment 73 to the Law, see below.

The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20%.

The Company has evaluated the effect on its financial statements of the transition to the preferred enterprise tax track, and as of the date of the approval of the financial statements, the Company believes that it will not transition to the preferred enterprise tax track. Accordingly, the Company did not adjust its deferred tax balances as of December 31, 2016. The Company's position may change in the future.

Amendment to the Law for the Encouragement of Capital Investments, 1959 (Amendment 73):

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments ("the Amendment") was published. According to the Amendment, a preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

The Amendment also prescribes special tax tracks for technological enterprises, which are subject to rules that are to be issued by the Minister of Finance by March 31, 2017.

The new tax tracks under the Amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in development area A - a tax rate of 7.5%).

Special technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries exceed NIS 10 billion. Such enterprise will be subject to tax at a rate of 6% on profits deriving from intellectual property, regardless of the enterprise's geographical location.

Any dividends distributed to "foreign companies", as defined in the Law, deriving from income from the technological enterprises will be subject to tax at a rate of 4%.

Since as of December 31, 2016 definitive criteria to determine the tax benefits had not yet been established, it cannot be concluded that the legislation in respect of technological enterprises had been enacted or substantively enacted as of that date. Accordingly, the above changes in the tax rates relating to technological enterprises were not taken into account in the computation of deferred taxes as of December 31, 2016.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The Corporate income tax rate of significant jurisdictions are as follows:

Tax rate

Australia	30%
Canada (*)	15%
China	25%
Germany	27%
Hong Kong	16.5%
Japan	35.6%
Spain	25%
United States (*)	35%

(*)	Federal

c.	Deferred taxes:

Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015

Net operating loss carryforward	$20,859	$34,688
Tax credits	8,040	9,184
Capital losses carryforward (1)	18,797	17,045
Bad debt reserve	1,407	901
Deferred revenues	1,714	1,656
Accrued warranty reserve	1,497	1,529
Inventory reserve	1,017	727
Intangible assets – patents	808	846
Other temporary differences	6,222	6,207

Total deferred tax asset before valuation allowance	60,361	72,783

Valuation allowance	(40,482)	(49,222)

Total deferred tax asset	19,879	23,561

Deferred tax liability in respect of intangible assets acquired	(2,239)	(3,198)

Total deferred tax liability	(2,239)	(3,198)

Net deferred tax asset	$17,640	$20,363

(1)
The Company has capital loss carryforwards resulting mainly from the difference between the reporting currency and the tax basis of the investments in marketable securities and from sale of subsidiaries. The Company recorded a full valuation allowance regarding to its capital loss carryforwards.

At December 31, 2016, the Company's U.S. subsidiaries had cumulative net operating losses (NOL) for US federal and state income tax return purposes of $46,308 and $38,766 respectively. The federal NOL carryforwards expire between 2025 and 2033. The state NOL carryforwards begin to expire in 2017. The federal and state NOL carryforwards for tax return purposes are $35,747 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period. The annual limitations may result in the expiration of losses before utilization.

The Company has available Israeli carryforward capital tax losses of $67,772 and $52,212 in 2016 and 2015, respectively. The Company has Israeli available carryforward net operating tax losses of $69,730 and $95,854 in 2016 and 2015, respectively to offset against future tax profits for an indefinite period.

At December 31, 2016, the Company's U.S. subsidiaries had available federal research and development (R&D) tax credit carryforwards of approximately $2,331 expiring between 2023 and 2036, capital loss carryforwards of $9,169 expiring in 2017, and alternative minimum tax credits of approximately $1,370 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $1,325. Federal and state R&D credit carryforwards for tax return purposes are $482 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity. For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $40,482 and $49,222 at December 31, 2016 and 2015, respectively. The Company's estimate of future book-taxable income considers all available evidence, both positive and negative, about its operating businesses and investments, included an aggregation of individual projections for each significant operating business and investment, estimated apportionment factors for state and local taxing jurisdictions and included all future years that the Company estimated it would have available net operating loss carryforwards ("NOLs").

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following: (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future periods, and (iv) expected future results of operations.

No amount for income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximate $53,679 of accumulated foreign earnings to be indefinitely reinvested. The Company expects existing domestic cash and short-term investments and cash flows from operations to continue to be sufficient to fund the operating activities and cash commitments for investing and financing activities, and capital expenditures, for at least the next 12 months and thereafter for the foreseeable future. Determination of the amount of income tax liability that would be incurred is not practicable.

d.   Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2015 through December 31, 2016, were as follows:

Gross tax liabilities at January 1, 2015	$1,875

Additions based on tax positions related to the current year	187
Additions for tax positions of prior years	-
Reductions for positions of prior years due to lapse of statute of limitation	(66)

Gross tax liabilities at December 31, 2015	1,996

Additions based on tax positions related to the current year	33
Additions for tax positions of prior years	-
Reductions for positions of prior years due to lapse of statute of limitation	(150)

Gross tax liabilities at December 31, 2016	1,879

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is included in the balance of tax contingencies for uncertain tax positions at December 31, 2016 was approximately $1,992 of unrecognized tax benefits that, if recognized, would affect the annual effective income tax rate. The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheets.

The liability for unrecognized tax benefits as of December 31, 2016 and 2015 included accrued interest of $113 and $184, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2016:

Israel	-	2012 - present
United States	-	2012 - present
Australia	-	2011 - present
Germany	-	2012 - present
Canada	-	2012 - present
Japan	-	2016
Switzerland	-	2015 - present
Spain	-	2012 - present

e.	Income (loss) before taxes on income:

	Year ended December 31,
	2016	2015	2014

Domestic	$(13,600)	$(15,013)	$(9,759)
Foreign	17,592	8,721	6,854

	$3,992	$(6,292)	$(2,905)

f.	Taxes on income:

Current taxes:
Domestic	$-	$187	$1,385
Foreign	938	1,656	1,886

	938	1,843	3,271
Deferred taxes:
Domestic	-	-	96
Foreign	2,875	(1,795)	(1,072)

	2,875	(1,795)	(976)

Taxes on income	$3,813	$48	$2,295

g.	Reconciliation of the theoretical tax expenses:

Reconciliation between the theoretical tax expenses, assuming all income is taxed at the statutory rate in Israel and the actual income tax as reported in the statements of operations is as follows:

	Year ended December 31,
	2016	2015	2014

Income (loss) before taxes on income	$3,992	$(6,292)	$(2,905)

Statutory tax rate in Israel	25.0%	26.5%	26.5%

Theoretical tax benefits on the above amount at the Israeli statutory tax rate	$998	$(1,667)	$(770)
Difference in basis of measurement for tax purpose	4,393	(1,938)	4,853
Change in valuation allowance, net	(8,740)	3,484	(6,784)
Non-deductible stock-based compensation	920	1,001	1,215
Non-deductible expenses	675	106	355
State deferred taxes	252	253	174

Difference and changes in tax rates (*)	5,612	(1,846)	658
Tax contingencies	(163)	131	60
Tax credits	324	82	(491)
Impairment charges	-	840	1,216
Withholding taxes	-	-	1,386
Return to provision	56	(443)	227
Other	(514)	45	196

Actual tax expense	$3,813	$48	$2,295

(*) Mainly resulting from the Legislative Amendments described in note 18a1 which reduces the corporate income tax rate from 26.5% to 23% effective from January 1, 2018. The major change in 2016 is due to the NOLs in Israel for which the Company provided a valuation allowance.